Welcome to the 2014 Annual Shareholders Meeting Exhibit 99.1

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Susquehanna

I pledge allegiance to the flag of the United States of America and to the republic for which it stands: one nation under God, indivisible, with liberty and justice for all.

Introductions

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Susquehanna

• Michael W. Harrington, EVP, Chief Financial Officer and
Treasurer
• Carl D. Lundblad, EVP and Chief Legal and
Administrative Officer
• Andrew S. Samuel, President
• Kevin J. Burns, EVP and Chief Risk Officer
• Gregory A. Duncan, EVP and Chief Operating Officer
• Michael M. Quick, EVP and
Chief Corporate Credit Officer
• Beverly A. Wise, EVP and
Chief Human Resources Officer
Executive Leadership Team

Voting Instructions

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Susquehanna

Anthony J. Agnone, Sr.
Wayne E. Alter, Jr.
Henry R. Gibbel
Bruce A. Hepburn
Donald L. Hoffman
Sara G. Kirkland
Jeffrey F. Lehman
Michael A. Morello
Scott J. Newkam
Robert E. Poole, Jr.
William J. Reuter
Andrew S. Samuel
Christine Sears
James A. Ulsh
Board of Directors Nominees

Advisory Vote on Executive Compensation Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accountants Additional Orders of Business

Voting

Susquehanna Bank

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Susquehanna

Susquehanna Learning & Resource Center

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Susquehanna

Election of Directors Advisory Vote on Executive Compensation Ratification of PricewaterhouseCoopers LLP as Independent Registered Public Accountants Voting Results

2013: Year in Review Presentation

During the course of this presentation, we may make projections and other forward-looking statements regarding events or the future financial performance of Susquehanna.  We wish to caution you that these forward-
looking statements may differ materially from actual results due to a number of risks and uncertainties.  For a more detailed description of the factors that may affect Susquehanna’s operating results, we refer you to our filings with the Securities & Exchange Commission, including our annual report on Form
10-K for the year ended December 31, 2013. Susquehanna assumes no obligation to update the forward-looking statements made during this presentation.
For more information, please visit our Web site at:
www.susquehanna.net

NORTHEAST PA DIVISION
NEW JERSEY
PENNSYLVANIA
CENTRAL PA DIVISION
Harrisburg
DV DIVISION
Philadelphia
WEST VIRGINIA
MARYLAND
MD DIVISION
Baltimore
Washington D.C.

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Susquehanna

Susquehanna Bancshares Current Profile
• 38
th
largest U.S.
commercial bank
• $18.5 billion in assets
• 245 branches in
PA, NJ, MD and WV
• 3,500 employees
• $2 billion market
capitalization
• > 1.5 million shares
in average daily
volume

• $12.9 billion in deposits at year-end 2013
– 2.3% increase over 2012
– Interest-bearing deposit costs improved from 66 to 56
basis points
– Streamlined retail checking account offerings
• Reduced from more than 10 account options to 3
2013 Year in Review: Deposit Growth

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From MONEY Magazine, November 2013 © 2013 Time Inc. MONEY is a registered trademark of Time Inc. and is used under license. MONEY and Time Inc are not affiliated with, and do not endorse products or services of, Licensee.

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Susquehanna

2013 Year in Review: Deposit Growth
Stellar Checking account introduced in March 2013
• 70,610 accounts (through March 31, 2014)
-
Approximately 30% new to the bank
• Accountholders bringing additional deposits
- $181 million total relationship growth since March 2013
• Strong 93% retention rate

• Strong growth in online, mobile banking
– Introduced mobile deposit
– Mobile banking users up 120%
– Customers receiving eStatements up 107%
– Online banking users up 27%
2013 Year in Review: Online and Mobile Banking

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Susquehanna

• $13.6 billion in loans & leases at year-end 2013
– 5.3% increase over 2012
– Commercial loans up 5.3%
– Consumer loans up 13.1%
– Leases up 35.4%
• $4.7 billion in loan originations
• Net interest margin contracted from
4.01% in 2012 to 3.79% in 2013
– Impact of new loans in low-rate environment
2013 Year in Review: Loan Growth

2013 2012
Net Charge-offs/
Average Loans & Leases
0.44% 0.55%
Non-Performing Assets/
Loans, Leases &
Foreclosed Real Estate
0.86% 0.96%
Provision for
Loan & Lease Losses
$31 million $64 million
2013 Year in Review: Credit Quality

• $184 million in non-interest income
– 10% increase from 2012
– Capital Markets: $5 million, up 66% from 2012
– Cash Management: $10 million, up 15%
– Wealth Management: $51 million, up 8%
2013 Year in Review: Non-Interest Income

FOR SALE
SOLD

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Susquehanna

• Record volume in
mortgage loan
originations
• Loans originated and
sold to investors = 56%
• Servicing retained on
68% of mortgage loans
– Continued opportunity
to cross-sell to
customers
2013 Year in Review: Mortgage Banking

• $491 million in non-interest expenses, virtually
unchanged from $490 million in 2012
• Consolidated 14 branches in close proximity
– Strong adoption of online and mobile banking reduces
branch traffic
– $5 million in annualized ongoing savings
• Sale-leaseback transaction
– 30 branch properties sold and leased back, to
continue operating as Susquehanna Bank locations
– $54 million net proceeds re-invested in business
2013 Year in Review: Cost Management

2013 2012
Net Income $174 million $141 million
Diluted Earnings per Share $0.92 $0.77
Return on Average Assets 0.95% 0.81%
Return on Average
Tangible Equity*
13.57% 12.03%
Dividends Paid $0.31** $0.21
2013 Year in Review: Profitability
* Non-GAAP measurement. See calculations at end of presentation.
**Includes $0.07 dividend for 1 quarter 2013 that was accelerated and paid in 4 quarter 2012.
st
th

Susquehanna Peer Median*
Loan Growth 5.3% 7.2%
Deposit Growth 2.3% 2.5%
Net Interest Margin 3.79% 3.39%
Efficiency Ratio** 62.55% 63.85%
Net Charge-offs/
Average Loans & Leases
0.44% 0.26%
Non-performing Assets/
Loans, Leases &
Foreclosed Real Estate
0.86% 1.07%
Return on Average Assets 0.95% 0.86%
Return on
Average Tangible Equity**
13.57% 11.34%
2013 Year in Review: Peer Comparison
*Source: SNL Financial and company filings. See list of peer companies at end of presentation.
**Non-GAAP measurement. See calculations at end of presentation.

3-Year Total Shareholder Return (TSR)
60
40
20
0
-20
-40
-60
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
Jul 2013
Jan 2014
SUSQ (40.38)
SUSQ 2013 Peers (31.80)

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Susquehanna

Total Shareholder Return Performance
Three year total shareholder return of
40.38% compared to 31.80% for the
peer group
Reset earnings expectations for 2014
due to prolonged low interest rate
environment, slow economic growth and
new strategic direction around liquidity
Resulted in underperformance against
peer group in the latter part of 2013
Management focused on execution of
strategy to enhance the earnings power
of bank and maximize shareholder value
Comments

$0.09
$0.08
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
Six dividend increases since 2011
$0.01
$0.02
$0.02
$0.03
$0.03
$0.05
$0.06
$0.07
$0.07
$0.08
$0.08
$0.08
$0.08
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013Q4
2014Q1
SUSQ

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Susquehanna

Increasing the Dividend Note: Data adjusted to reflect accelerated payment of first quarter 2013 dividend

45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2011Q1
2011Q3
2012Q1
2012Q3
2013Q1
2013Q3
2014Q1
SUSQ
Peer Group Median

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Susquehanna

Dividend Payout Ratio
Comments
Current dividend payout ratio of
40.0% compared to 36.5% peer
median
SUSQ establishes a dividend
payout level that is consistent
with safe and sound banking
practices and sufficiently
satisfies the shareholder base
SUSQ recognizes the
importance shareholders place
on dividends and that
shareholders view dividends as
one of the most important
commitments
Additional  information on capital
actions once regulators provide
stress test submission feedback,
which we don’t expect until the
second half of 2014
Note: Data adjusted to reflect accelerated payment of first quarter 2013 dividend
Source: SNL Financial

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Susquehanna

• Multi-year strategy to strengthen relationship
banking and earnings power
– Investing to enhance the customer experience
– Significant commitment to developing risk
management culture
– Elevating employee engagement & development
• Susquehanna Learning Institute for Excellence
Investing for Our Future: 2014 and Beyond

• Net income of $37.2 million, or $0.20 per share
• Loans & leases flat from prior quarter,
up 4.4% year-over-year
– Winter weather reduced business activity, but commercial loans and leases showed solid growth
• Deposits showed strong growth, up 1.6% for the quarter
and 3.1% year-over-year
• Hired Chief Risk Officer to join executive leadership
team
• Promoted two leaders to Divisional CEO roles in our
Pennsylvania market
• Added Chief Retail Officer
1
st
Quarter 2014

• Effectively managing expenses and increasing
efficiency in a challenging revenue environment
• Building on the momentum in deposit growth
• Rebalancing loan portfolio by growing
commercial loans
• Capitalizing on opportunities for non-interest
income through cross-selling and expanding
market share
Focus Areas for 2014

Questions

Thank you for your investment in Susquehanna!

Appendix: Non-GAAP Measures Peer Company List

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Susquehanna

Return on average tangible equity is a non-GAAP based financial measure calculated using non-GAAP based amounts.
The most directly comparable GAAP-based measure is return on average equity. We calculate return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from our calculation of return on average equity. Management uses the return on average tangible equity in order to review our core operating results. Management believes that this is a better measure of our performance. In addition, this is consistent with the treatment by bank regulatory agencies, which excludes goodwill and other intangible assets from the calculation of risk-based capital ratios.
(Dollars in thousands)
Income statement data 2013 2012
Net income $173,679 $141,172
Amortization of intangibles, net of taxes at 35% 7,557 8,141
Net tangible income (numerator) 181,236 149,313
Average balance sheet data
Shareholders’ equity $2,646,339 $2,511,604
Goodwill and other intangible assets (1,310,928) (1,270,053)
Tangible common equity (denominator) 1,335,411 1,241,551
Return on equity (GAAP basis) 6.56% 5.62%
Effect of goodwill and other intangibles 7.01% 6.41%
Return on average tangible equity 13.57% 12.03%
Return on Average Tangible Equity

Efficiency ratio is a non-GAAP based financial measure. Management excludes merger-related expenses and certain other selected items when calculating this ratio, which is used to measure the relationship of operating expenses to revenues.
(Dollars in thousands)
Other expense $490,840
Less: merger related expenses 0
loss on extinguishment of debt 0
Noninterest operating expense (numerator) 490,840
Taxable-equivalent net interest income $600,945
Other income 183,729
Noninterest operating income (denominator) 784,674
Efficiency Ratio 62.55%
Efficiency Ratio

Associated Banc-Corp
BancorpSouth Inc.
City National Corp.
Commerce Bancshares Inc.
Cullen/Frost Bankers Inc.
F.N.B. Corp.
First Horizon National Corp.
First Niagara Financial Group
FirstMerit Corp.
Fulton Financial Corp.
Hancock Holding Co.
IBERIABANK Corp.
People’s United Financial Inc.
Prosperity Bancshares Inc.
Signature Bank
TCF Financial Corp.
UMB Financial Corp.
Valley National Bancorp
Webster Financial Corp.
Wintrust Financial Corp.
Peer Companies